UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2014

SPENDSMART NETWORKS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

805 Aerovista Place, Suite 205 San Luis Obispo, CA	93401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 497-6081

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2014, SpendSmart Networks, Inc. (the “Company”), its wholly owned subsidiary SpendSmart Networks, Inc., a California corporation (the “Subsidiary”), and Alex Minicucci, the Company’s Chief Executive Officer, entered into Amendment No. 1 to the Goodwill Purchase Agreement (the “Amendment”). The Company, the Subsidiary and Mr. Minicucci entered into the Goodwill Purchase Agreement on December 18, 2013 (the “Goodwill Purchase Agreement”). Pursuant to the Amendment, the Minimum Earn Out Payments (as defined in the Amendment) shall be payable in one lump sum at the Company’s discretion.

The summary of the Goodwill Purchase Agreement and the Amendment described above are qualified in their entirety by reference to the Goodwill Purchase Agreement and the Amendment which are filed as Exhibit 10.1 and 10.2 respectively to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2014, the Company and Mr. Minicucci executed Amendment No. 1 to Employment Agreement whereby Mr. Minicucci’s annual base salary was increased to $450,000 per annum.

The summary of Amendment No. 1 to Employment Agreement described above is qualified in its entirety by reference to Amendment No. 1 to Employment Agreement which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Goodwill Purchase Agreement by and among SpendSmart Payments Network, Inc., a Delaware corporation, SpendSmart Networks, Inc., a California corporation, and Alex Minicucci, individually, dated December 18, 2013 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 24, 2013).

10.2	Amendment No. 1 to Goodwill Purchase Agreement by and among SpendSmart Networks, Inc., a Delaware corporation, SpendSmart Networks, Inc., a California corporation and Alex Minicucci, individually, dated August 4, 2014.

10.3	Amendment No. 1 to Minicucci Employment Agreement, dated August 4, 2014.

10.4	Minicucci Employment Agreement, dated February 11, 2014 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPENDSMART NETWORKS, INC.

Dated: August 11, 2014	By:	/s/ Alex Minicucci
Alex Minicucci
Chief Executive Officer